EXECUTION COPY 150870610v5 AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT This AMENDMENT NO. 3, dated as of November 10, 2021 (this "Amendment"), is executed by and among SCFC BUSINESS SERVICES LLC (the "Borrower"), CHARIOT FUNDING LLC ("Chariot"), and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), in its capacities as administrative agent (in such capacity, the "Administrative Agent"), as a Committed Lender, and as the Agent for the JPMorgan Lender Group (in such capacity, the "JPMorgan Agent"), and amends the Amended and Restated Loan Agreement, dated as of December 31, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Driveway Finance Corporation ("DFC"), as the servicer and the collateral custodian, the lenders from time to time parties thereto, the agents from time to time parties thereto, and JPMorgan, as Administrative Agent and as the account bank. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Loan Agreement. WITNESSETH: WHEREAS, as of the date of this Amendment, Chariot is the sole Conduit Lender under the Loan Agreement and JPMorgan is the sole Committed Lender under the Loan Agreement (Chariot and JPMorgan, together in such respective capacities, the "Lenders"); WHEREAS, the Borrower and the Lenders desire to amend the Loan Agreement, in accordance with Section 13.01 thereof, on the terms set forth herein; and NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows: (a) Section 1.01 is amended by deleting the definitions of "Account Collateral," "Basic Documents," "Lockbox Account," "Lockboxes," "Permitted Liens," and "Stop-Funding Event" set forth therein in their entirety and replacing them, respectively, with the following: "'Account Collateral' means, the Collection Account, together with all cash, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and investments and other property from time to time deposited or credited to the Collection Account and all proceeds thereof." "'Basic Documents' means this Agreement, the Purchase Agreement, each Purchase Agreement Supplement, the Fee Letter, all Hedging Agreements, the Control Agreement, the Performance Guaranty, and any other document, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the transactions contemplated by this Agreement or any of the other foregoing documents."

- 2 - 150870610v5 "'Lockbox Account' means one or more deposit accounts established and maintained at the Lockbox Bank by DFC." "'Lockboxes' means one or more post office boxes or operating accounts established by DFC and maintained at the Lockbox Bank." "'Permitted Liens' means (i) Liens in favor of the Borrower created pursuant to the Purchase Agreement, (ii) Liens in favor of any Agent or the Administrative Agent, as agent for the Secured Parties created pursuant to this Agreement or any other Basic Document, (iii) Liens for taxes and assessments not yet due or for taxes which the Borrower is contesting in good faith and by appropriate legal proceedings the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Secured Parties under the Basic Documents, (iv) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, (v) Liens created pursuant to the Control Agreement, and (vi) mechanics' liens and other liens arising by operation of law." "'Stop-Funding Event' means the occurrence of any of the following: (i) as of any Reporting Date, the arithmetic mean of the Serviced Portfolio Delinquency Ratio for the three previous Collection Periods is greater than 4.50%; (ii) as of any Reporting Date, the arithmetic mean of the Serviced Portfolio Net Loss Ratio (Prime) for the three previous Collection Periods is greater than 6.00%; (iii) as of any Reporting Date, the arithmetic mean of the Serviced Portfolio Net Loss Ratio (Non-Prime) for the three previous Collection Periods is greater than 11.50%; (iv) either (a) no Backup Servicing Agreement has been executed and become effective by the date required by Section 7.09(a) or (b) after the date on which the Borrower initially enters into a Backup Servicing Agreement, such Backup Servicing Agreement is thereafter terminated without the consent of the Required Lenders; or (v) the Servicer has not received written confirmation from the Administrative Agent on or prior to September 30, 2022 that either (A) in the commercially reasonable judgment of the Administrative Agent, any arrangement that is then in place and that provides the Administrative Agent, on behalf of the lenders, with protections relating to Collections prior to their deposit to the Collection Account is sufficient to provide the Administrative Agent and the Lenders with substantially similar

- 3 - 150870610v5 protections, or a substantially similar level of protections, with respect to Collections as they had prior to the termination of the Amended and Restated Blocked Account Control Agreement, dated as of December 31, 2020, by and among DFC, the Administrative Agent, and the Lockbox Bank (provided, that the Administrative Agent acknowledges and agrees that entry by the Servicer into one or more commercially reasonable agreements that together (1) appoint a 'collateral agent' (or similarly named party) who is reasonably acceptable to the Administrative Agent, (2) who has 'control' (within the meaning of the UCC) of the Lockbox Account and any other account or accounts into which Collections are then being deposited prior to their deposit to the Collection Account, on behalf of all parties who, from time to time, have interests in amounts on deposit in the Lockbox Account and any such other account or accounts (including the Administrative Agent and the Lenders with respect to Collections while on deposit in the Lockbox Account or such other account or accounts), and (3) contain intercreditor provisions governing all such interestholders' rights with respect to the respective deposits in which each has an interest, will be deemed to be an arrangement that provides substantially similar protections, or a substantially similar level of protections, with respect to Collections as required by this subclause (A)) or (B) the Administrative Agent has, in its sole discretion, waived the requirement to implement arrangements of the type described in clause (A). Any Stop-Funding Event that occurs will be deemed to be continuing until the earlier of (a) either (1) with respect to the Stop-Funding Events set forth in clauses (i), (ii) and (iii), the first Reporting Date on which none of the events described in such clauses exists, (2) with respect to the Stop-Funding Event set forth in clause (iv), the first date thereafter on which a Backup Servicing Agreement becomes effective in accordance with the terms of this Agreement or (b) the effective date of any waiver that is provided by the Required Lenders with respect to the related Step-up Event, or (3) with respect to the Stop-Funding Event set forth in clause (v), the first date thereafter on which the requirements of subclause (A) or (B) thereof are satisfied." (b) Section 1.01 is further amended by deleting the definition of "Blocked Account Control Agreement," set forth therein in its entirety. (c) Section 2.08 is amended by deleting clauses (a), (b) and (c) thereof in their entirety and replacing them with the following: "(a) On or before the applicable Funding Date, the Borrower or the Servicer shall direct and instruct all related Obligors to make payments in respect of the related Receivables that are made (i) by mail to be made directly to the Lockboxes and (ii) by electronic payments to be made to the Lockbox Account. On and after the applicable Funding Date, the Borrower and the Servicer shall use commercially reasonable efforts to ensure that all Collections are deposited to the

- 4 - 150870610v5 Lockbox Account (unless this Agreement specifically provides that such Collections are to be deposited directly to the Collection Account). (b) The Servicer shall instruct the Lockbox Bank to remove all Collections from the Lockbox Account and deposit such amounts into the Collection Account within two Business Days of their deposit to the Lockbox Account. The Servicer and the Borrower shall deposit all other Collections to the Collection Account as soon as practicable, but in no event later than two Business Days after receipt thereof, and at all times prior to such deposit to the Collection Account the Servicer or the Borrower, as applicable, shall hold such Collections in trust for the benefit of the Administrative Agent. Notwithstanding the foregoing, the Servicer shall be permitted to make all deposits in accordance with Section 7.03(c)(v) whenever the conditions set forth in that Section are satisfied. (c) The Servicer shall be entitled to retain and to reimbursement of all amounts remitted by or on behalf of the Obligors to the Servicer under the terms of, or with respect to, the related Receivables, that represent Ancillary Fees." (d) Section 3.01 is amended by deleting sub-clauses (a)(iv) and (a)(xiii) thereof in their entirety and replacing them, respectively, with the following: "(iv) the Borrower's rights to Collections on deposit in the Lockbox Account;" "(xiii) all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (subject to the Control Agreement);" (e) Section 3.06 is deleted in its entirety and replaced with the following: "Section 3.06 [Reserved]." (f) Section 5.01 is amended by deleting clause (o) thereof in its entirety and replacing it with the following: "(o) Lockboxes; Lockbox Account; Collection Account. None of the Lockboxes, the Lockbox Account nor any interest therein is currently pledged or assigned to any party. The Collection Account or any interest therein has not been pledged or assigned to any party other than the Administrative Agent." (g) Section 5.03 is amended by deleting clause (j) thereof in its entirety and replacing it with the following: "(j) Lockbox Account; Collection Account. Neither the Lockbox Account nor amounts on deposit therein is currently subject to a pledge made by the Servicer and neither is currently subject to a control agreement entered into by the Servicer. The Servicer has neither pledged nor entered into a control agreement (other than the Control Agreement) with respect to the Collection Account or amounts on deposit therein."

- 5 - 150870610v5 (h) Section 6.05 is amended by deleting clause (a) thereof in its entirety and replacing it with the following: "(a) Lockboxes; Lockbox Account; Collection Account. The Servicer shall not create or participate in the creation of, or solely in the case of the initial Servicer, permit to exist, any Liens (other than Permitted Liens) with respect to the Lockboxes, the Lockbox Account or the Collection Account. The Servicer shall not enter into any "control agreement" (as defined in the relevant UCC) with respect to the Lockboxes, the Lockbox Account or the Collection Account (other than the Control Agreement). Without the prior written Consent of the Administrative Agent, the Servicer shall not move the Lockboxes, the Lockbox Account or the Collection Account to an institution other than the one at which it is held as of the Closing Date." (i) Section 7.03 is amended by deleting sub-clauses (c)(ii) and (c)(iv) thereof in their entirety and replacing them, respectively, with the following: "(ii) Consistent with the Credit and Collection Policy, if any Receivable is past due or delinquent, in whole or in part, the Servicer will make reasonable and customary efforts to contact the Obligor. The Servicer shall continue its efforts to obtain payment from an Obligor who is past due or delinquent on a Receivable until the related Financed Vehicle has been repossessed and sold or the Servicer has determined that all amounts collectable on the Receivable have been collected. The Servicer shall use commercially reasonable efforts, consistent with the Credit and Collection Policy and the standard of care set forth in Section 7.03(a), to collect funds on a Defaulted Receivable and by the close of business on the second Business Day following receipt of such Collections to cause such Collections to be deposited into the Collection Account." "(iv) The Servicer shall deposit or cause to be deposited by electronic funds transfer all Collections to the Collection Account no later than two Business Days after the earlier of the deposit of such amounts into the Lockbox Account or the receipt of such amounts by or on behalf of the Servicer or the Borrower. Notwithstanding the foregoing, in no event shall any Successor Servicer be obligated to transfer funds in excess of the available funds in the Lockbox Account." (j) Section 8.02 is amended by deleting clause (b) thereof in its entirety and replacing it with the following: "(b) The Administrative Agent may take any action permitted under the Basic Documents, including, without limitation, delivering any shifting control or similar notice under the Control Agreement." (k) Schedule E is amended by deleting Item 4 thereof in its entirety and replacing it with the following: "4. [Reserved]."

- 6 - 150870610v5 SECTION 2. Representations, Warranties and Confirmations. The Borrower hereby confirms that all representations and warranties made by it pursuant to Sections 5.01 and 5.02 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. By its acknowledgment of this Amendment, DFC hereby confirms that all representations and warranties made by it pursuant to Section 5.03 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. Furthermore, the Borrower and DFC each hereby represents and warrants as to itself that: (a) It has the power to execute, deliver and perform this Amendment and the transactions contemplated hereby. (b) The execution and delivery of this Amendment and the performance of this Amendment and the Loan Agreement (as amended hereby) have been duly authorized by it by all necessary company action (including any necessary action by its members). (c) This Amendment has been duly executed and delivered on its behalf. This Amendment and the Loan Agreement (as amended hereby) constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement of such terms may be limited by Insolvency Laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies. (d) It is in compliance in all material respects with all Applicable Laws. SECTION 3. Effectiveness of Amendment. (a) This Amendment shall be effective, as of the date hereof, upon (i) the delivery of a fully executed copy hereof to the Administrative Agent and (ii) the effectiveness of the termination of the Amended and Restated Blocked Account Control Agreement, dated as of December 31, 2020, by and among DFC, the Administrative Agent, and the Lockbox Bank. (b) Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement" or "this Loan Agreement" or words of like import shall mean and be references to the Loan Agreement as amended hereby and (ii) each reference in any other Basic Document to the Loan Agreement or to any terms defined in the Loan Agreement which are modified hereby shall mean and be references to the Loan Agreement or to such terms as modified hereby. The parties hereto acknowledge and agree that this Amendment shall constitute a Basic Document. This Amendment does not constitute a novation or termination of the Loan Agreement or any other Basic Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

- 7 - 150870610v5 SECTION 4. Amendments, etc. No provision of this Amendment shall be waived, amended or otherwise modified except as provided in Section 13.01 of the Loan Agreement. SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. Severability. If one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or the Loan Agreement as amended hereby. SECTION 7. Binding Effect. This Amendment shall be binding upon and shall be enforceable by the parties hereto and their respective successors and permitted assigns. SECTION 8. Captions, etc. The captions and section numbers appearing in this Amendment are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Amendment. SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a ".pdf" file shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. [Signature Page Follows]

[Signature Page to Amendment No. 3 to A&R Loan Agt. (SCFC Business Services LLC)] CHARIOT FUNDING LLC, as Conduit Lender By: JPMORGAN CHASE BANK, N.A., as its attorney-in-fact By: Name: Title: JPMORGAN CHASE BANK N.A., as JPMorgan Agent, as a Committed Lender, and as Administrative Agent By: Name: Title: Elizabeth S. Trainor Executive Director Elizabeth S. Trainor Executive Director